                                   EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement No. 333-91434 on Form S-8 of Mercantile Bank Corporation of our report dated May 16, 2005, which is included in this Annual Report on Form 11-K of Mercantile Bank of West Michigan 401(k) Plan for the year ended December 31, 2004.

                                           /s/ Crowe Chizek and Company LLC
                                           --------------------------------
                                           Crowe Chizek and Company LLC

Oak Brook, Illinois
June 16, 2005